UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2026

Evolution Metals & Technologies Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41183	87-1006702
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4040 NE 2nd Ave, Ste 348

Miami, Florida 33137

(Address and zip code of principal executive offices)

561-225-3205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EMAT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Evolution Metals & Technologies Corp. (“EM&T” or the “Company”), a vertically integrated rare earth and critical materials company focused on the development, processing, manufacturing, and commercialization of rare earth magnets and related downstream critical material solutions, is diligently working to complete its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2026 (the “Q1 2026 Form 10-Q”) following the successful completion of the Company’s business combination and transition to a public company operating platform. EM&T remains committed to maintaining strong corporate governance, financial transparency, and compliance with its SEC reporting obligations.

Despite the Company’s best efforts, the Company will not file the Q1 2026 Form 10-Q within the extension period provided under Rule 12b-25 of the Securities Exchange Act of 1934. The delay is due to the financial complexities associated with a large overseas equipment purchase and other complexities which requires additional time to complete the related accounting and financial reporting procedures and finalize the Q1 2026 Form 10-Q. The Company has furnished, as an exhibit to this Current Report on Form 8-K, the Company’s current unaudited condensed consolidated financial statements for the quarterly period ended March 31, 2026. The Company is working expeditiously with management, outside advisors, and its independent registered public accounting firm and currently expects to complete and file the Q1 2026 Form 10-Q shortly.

As a result of the delay in filing the Q1 2026 Form 10-Q within the applicable Rule 12b-25 extension period, the Company anticipates that it may receive a notice of non-compliance from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) under Nasdaq Listing Rule 5250(c)(1). The Company expects any such notice to have no immediate effect on the listing or trading of the Company’s common stock on Nasdaq. We anticipate that the notice from Nasdaq will have a grace period within which to file the Form 10-Q and regain compliance with the Nasdaq Listing Rules and that we will file the Form 10-Q within the Nasdaq grace period.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the future financial or operating performance of EMAT and may include, without limitation, statements regarding EMAT’s strategy, business plans, growth opportunities, projected financial information, expected production capacities, anticipated market demand, regulatory developments, and other future events or conditions. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” “plan,” “project,” “target,” “forecast,” or the negatives of these terms or variations of them or similar terminology. These forward-looking statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, EMAT’s ability to execute its business plan, obtain financing, construct and scale facilities, secure feedstock and offtake agreements, obtain necessary permits and regulatory approvals, manage supply chain disruptions, respond to competitive pressures, address geopolitical and macroeconomic risks, and other risks described in EMAT’s filings with the U.S. Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date they are made. EMAT undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 2.02 Results of Operations and Financial Condition

(d) Exhibits.

The following exhibits are being filed herewith:

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Results of Operations and Financial Condition
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2026

Evolution Metals & Technologies Corp.

By:	/s/ Christopher Clower
Name:	Christopher Clower
Title:	Chief Financial Officer and Chief Operating Officer

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